UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	January 3, 2019 (December 28, 2018)

LINCOLNWAY ENERGY, LLC
(Exact Name of Registrant as Specified in Its Charter)

IOWA	000-51764	20-1118105
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

59511 W. Lincoln Highway, Nevada, Iowa	50201
(Address of Principal Executive Offices)	(Zip Code)

(515) 232-1010
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01 Entry into a Material Definitive Agreement.

Effective December 28, 2018, Lincolnway Energy, LLC (the “Company”) entered into an amendment (the “Amendment”) to its Credit Agreement with Farm Credit Services of America, FLCA and Farm Credit Services of America, PCA (collectively, the “Lender”) dated July 3, 2017, as amended February 23, 2018 and September 24, 2018 (the “Credit Agreement”).  CoBank, ACB (“CoBank”) continues to have a participation interest in the underlying loans issued under the Credit Agreement and continues to serve as administrative agent for the Credit Agreement. The Amendment modifies the working capital and net worth financial covenants in the Credit Agreement as follows:

•
Working Capital.  The working capital financial covenant is modified to reduce the working capital amount the Company is required to have at the end of each period for which financial statements are required to be furnished pursuant to the terms of the Credit Agreement (each a “Financial Statement Period”).  Pursuant to the Amendment, the Company must have an excess of current assets over current liabilities of not less than $7,500,000 (the “Working Capital Amount”) at the end of each Financial Statement Period, except that in determining current assets, any amount available under any revolving term promissory note under the amended Credit Agreement (less the amount that would be considered a current liability if fully advanced) may be included (all as determined in accordance with the Accounting Standards (as defined in the Credit Agreement)).  The Working Capital Amount was previously $10,000,000.

•
Net Worth.  The net worth financial covenant is modified to reduce the net worth amount the Company is required to have at the end of each Financial Statement Period.  Pursuant to the Amendment, the Company must have an excess of total assets over total liabilities of not less than $32,000,000 (all as determined in accordance with the Accounting Standards) (the “Net Worth Amount”).  The Net Worth Amount was previously $35,000,000.

In connection with the execution of the Amendment, the Company and the Lender entered into an Amended and Restated Revolving Term Promissory Note dated December 28, 2018 (the “Restated Revolving Term Note”) which amended, restated and superseded the Amended and Restated Revolving Term Promissory Note dated September 24, 2018 (the “Prior Revolving Term Note”).  The Restated Revolving Term Note amends the Prior Revolving Term Note to increase the aggregate principal amount that the Lender may loan to the Company under the Restated Revolving Term Note from $21,000,000 to $25,000,000 and to modify the maximum commitment amount reduction schedule as follows:

Maximum Commitment Amount	From	Up to and Including
$20,000,000	October 20, 2020	October 19, 2021
$15,000,000	October 20, 2021	October 19, 2022
$10,000,000	October 20, 2022	October 19, 2023
$5,000,000	October 20, 2023	October 1, 2024

The Restated Revolving Term Note also (A) extended the term of the loan so that the Restated Revolving Term Note expires on October 1, 2024 rather than July 1, 2024 and (B) increased the interest rate to provide that interest will accrue at a variable interest rate (adjusting on a weekly basis) based upon the one-month LIBOR index rate plus 3.75% instead of 3.40%.  The Restated Revolving Term Note also required payment by the Company of a $6,000 fee in consideration of the increased commitment.  All other terms and conditions set forth in the Restated Revolving Term Note remain the same as set forth in the Prior Revolving Term Note.  As of December 31, 2018, the outstanding amount payable by the Company under the Restated Revolving Term Note was $15,400,000.

In connection with the execution of the Credit Agreement, the Company and the Lender also entered into an Amended and Restated Letter of Credit Promissory Note dated December 28, 2018 (the “Restated Letter of Credit Note”) which amended, restated and superseded the Revolving Letter of Credit Promissory Note dated February 23, 2018 (the “Prior Letter of Credit Note”) to increase the interest rate to provide that interest will accrue at a variable interest rate (adjusting on a weekly basis) based upon the one-month LIBOR index rate plus 3.75% instead of 3.40%. All other terms and conditions set forth in the Restated Letter of Credit Note remain the same as set forth in the Prior Letter of Credit Note.  As of December 31, 2018, the outstanding amount payable by the Company under the Restated Letter of Credit Note was $1,658,100.

The foregoing descriptions of the Amendment, the Restated Revolving Term Note and the Restated Letter of Credit Note do not purport to be complete and are qualified in their entirety by reference to the full text of the (i) Amendment which is filed as Exhibit 10.1 to this Current Report on Form 8-K, (ii) the Restated Revolving Term Note which is filed as Exhibit 10.2 to this Current Report on Form 8-K and (iii) the Restated Letter of Credit Note which is filed as Exhibit 10.3 to this Current Report on Form 8-K, respectively, each of which is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03, as if fully set forth herein.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1
Amendment dated December 28, 2018 to the Credit Agreement dated July 3, 2017, as amended February 23, 2018 and September 24, 2018 between the Company and Farm Credit Services of America, FLCA and Farm Credit Services of America, PCA.

10.2	Amended and Restated Revolving Term Promissory Note dated December 28, 2018 between the Company and Farm Credit Services of America, FLCA and Farm Credit Services of America, PCA

10.3	Amended and Restated Letter of Credit Promissory Note dated December 28, 2018 between the Company and Farm Credit Services of America, FLCA and Farm Credit Services of America, PCA

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLNWAY ENERGY, LLC

Date: January 2, 2019	By:	/s/ Eric Hakmiller
Eric Hakmiller
President and Chief Executive Officer